SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported) May 16, 2007
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                     PERMA-FIX ENVIRONMENTAL SERVICES, INC.
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         (Exact name of registrant as specified in its charter)


          Delaware                         1-11596                58-1954497
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(State or other jurisdiction of       (Commission File         (IRS Employer
        incorporation)                     Number)           Identification No.)


8302 Dunwoody Place, Suite 250, Atlanta, Georgia                    30350
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(Address of principal executive offices)                         (Zip Code)


Registrant's telephone number, including area code:  (770) 587-9898
                                                    ----------------------------


                                 Not applicable
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         (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|__|  Written communications pursuant to Rule 425 under the Securities Act

|__|  Soliciting material pursuant to Rule 14a-12 under the Exchange Act

|__| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

|__| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Section 8 - Other Events

Item 8.01 - Other Events

         On May 16, 2007, our Board of Directors authorized management to consider the possible sale of all or a part of our Industrial Segment. We have received certain offers to buy all, or a part of, our Industrial Segment and anticipate receiving additional offers in the near future. The decision to consider the possible sale of all, or a part of, our Industrial Segment is based on our belief that our Nuclear Segment represents the true long-term growth driver for our business.


Section 9 - Financial Statements and Exhibits.

Item 9.01. - Financial Statements and Exhibits.

(d)      Exhibits

         99.1 Press release dated May 18, 2007, "Perma-Fix Considers Possible Sale of its Industrial Segment".

















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


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

         Dated:  May 21, 2007.

                                 PERMA-FIX ENVIRONMENTAL SERVICES, INC.



                                 By:   /s/ Steven T. Baughman
                                       ------------------------------------
                                       Steven T. Baughman
                                       Vice President and
                                       Chief Financial Officer



















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